UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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JM GLOBAL HOLDING COMPANY

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JM GLOBAL HOLDING COMPANY

1615 South Congress Avenue

Suite 103

Delray Beach, Florida 33445

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2017

TO THE STOCKHOLDERS OF JM GLOBAL HOLDING COMPANY:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of JM Global Holding Company, which we refer to as “we”, “us”, “our”, “JM Global” or the “Company”, to be held at 10:00 a.m. Eastern Time on July 27, 2017 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated July 3, 2017, and is first being mailed to stockholders of the Company on or about July 5, 2017. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on July 29, 2015, which we refer to as the “IPO”, from July 29, 2017 to January 29, 2018, which we refer to as the “Extension”, and such later date, the “Extended Date”;

●	a proposal to amend the Investment Management Trust Agreement, which we refer to as the “Trust Agreement”, dated July 23, 2015, by and between the Company and Continental Stock Transfer & Trust Company, which we refer to as “Continental”, in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the trust account, which we refer to as the “Trust Account”, established in connection with our IPO if the Company has not completed an initial business combination, from July 29, 2017 to January 29, 2018, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment, which we refer to as the “Trust Amendment” and such proposal the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination, which our board of directors (the “Board”) believes is in the best interest of our stockholders. While we are currently in discussions regarding business combination opportunities, our Board currently believes that there will not be sufficient time before July 29, 2017 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment. In the event that the Company enters into a definitive agreement for a business combination prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Zhong Hui Holding Limited, which we refer to as our “Sponsor”, and other officers and directors own 1,312,500 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor at the time of our IPO, 250,000 shares of our common stock, which we refer to as the “Placement Shares”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO and 3,000,000 of our public shares, representing an aggregate of 69.5% of our issued and outstanding shares of common stock as of the record date.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and demand that the Company redeem your shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 25, 2017). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the amount in the Trust Account as of June 30, 2017, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of the Company’s common stock on June 30, 2017 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed a business combination, from July 29, 2017 to January 29, 2018, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by July 29, 2017, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Placement Shares.

Subject to the foregoing, the affirmative vote of at least 90% of the Company’s outstanding common stock, including the Founder Shares and the Placement Shares, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on June 30, 2017 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a proposed business combination at this time. If you are a stockholder as of the record date for the special meeting to seek stockholder approval of a business combination, you will have the right to vote on such business combination when it is submitted at a separate meeting of stockholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors

July 3, 2017	/s/ Tim Richerson
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 27, 2017: This notice of meeting and the accompanying Proxy Statement are available at http://www.cstproxy.com/jmglobalholdingcompany/sm2017.

JM GLOBAL HOLDING COMPANY

1615 South Congress Avenue

Suite 103

Delray Beach, Florida 33445

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2017

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of JM Global Holding Company, which we refer to as the “we”, “us”, “our”, “JM Global” or the “Company”, will be held at 10:00 a.m. Eastern Time on July 27, 2017 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on July 29, 2015, which we refer to as the “IPO”, from July 29, 2017 to January 29, 2018, which we refer to as the “Extension”, and such later date, the “Extended Date”;

●	a proposal to amend the Investment Management Trust Agreement, which we refer to as the “Trust Agreement”, dated July 23, 2015, by and between the Company and Continental Stock Transfer & Trust Company, which we refer to as “Continental”, in the form set forth in Annex B, to extend the date on which Continental must liquidate the trust account, which we refer to as the “Trust Account”, established in connection with our IPO if the Company has not completed an initial business combination, from July 29, 2017 to January 29, 2018, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment, which we refer to as the “Trust Amendment” and such proposal the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment and the Extension Amendment is to allow the Company more time to complete its initial business combination. In the event that the Company enters into a definitive agreement for a business combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

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Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. We will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares, which we refer to as the “Election”, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares will continue to retain their right to redeem their public shares upon consummation of a proposed business combination when it is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and demand that the Company redeem your shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 25, 2017). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $50,055,000 that was in the Trust Account as of June 30, 2017 (approximately $55,000 of which is expected to be released to us for taxes payable or working capital purposes). In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate a business combination by July 29, 2017, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, Zhong Hui Holding Limited, which we refer to as our “Sponsor”, and other officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 1,312,500 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor at the time of our IPO or their ownership of the 250,000 shares of our common stock, which we refer to as the “Placement Shares”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

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If the Company liquidates, Qi (Jacky) Zhang, the Chairman of our Board has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per public share, except for any claims by any third party who executed a waiver of any and all rights to seek access to the Trust Account, regardless of whether such waiver is enforceable, and except for claims arising from our obligation to indemnify the underwriter of the IPO pursuant to the underwriting agreement. We cannot assure you, however, that our Chairman would be able to satisfy those obligations. Based upon the amount in the Trust Account as of June 30, 2017, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the Securities and Exchange Commission, which we refer to as the “SEC”, on July 24, 2015, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the Trust Account and (ii) extend the date on which to liquidate the Trust Account to the Extended Date.

Our Board has fixed the close of business on June 30, 2017 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 6,562,500 shares of the Company’s common stock outstanding, including 5,000,000 shares of the Company’s common stock issued in our IPO, of which 3,000,000 shares are held by our Sponsor, 1,312,500 Founder Shares and 250,000 Placement Shares. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc., which we refer to as “Advantage Proxy”, to assist in the solicitation of proxies for the Special Meeting. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. We have agreed to pay Advantage Proxy a fee of $5,500 and expenses, for its services in connection with the Special Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated July 3, 2017 and is first being mailed to stockholders on or about July 5, 2017.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q. Why am I receiving this Proxy Statement?

A.

We are a blank check company formed in Delaware on April 10, 2015, for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets. On July 29, 2015, we consummated our IPO from which we derived gross proceeds of $50,000,000. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, July 29, 2017). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete our initial business combination.

Q. What is being voted on?	A. You are being asked to vote on:

● a proposal to amend our charter to extend the date by which we have to consummate a business combination from July 29, 2017 to January 29, 2018;

● a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed a business combination, from July 29, 2017 to January 29, 2018, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal; and

● a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of our Board’s plan to extend the date that we have to complete a business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

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If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $50,055,000 that was in the Trust Account as of June 30, 2017 (approximately $55,000 of which is expected to be released to us for taxes payable or working capital purposes). In such event, we will need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a business combination by July 29, 2017, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares and the Placement Shares.

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Q. Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A.

Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before July 29, 2017. As explained below, we will not be able to complete an initial business combination by that date and therefore, we are asking for an extension of this timeframe.

While we are currently in discussions regarding business combination opportunities, we have not yet executed a definitive agreement for a business combination. The Company currently anticipates entering into such an agreement with one of its prospective targets, but it may not be able to consummate such a business combination given the actions that must occur prior to closing.

Because the Company will not be able to conclude a business combination within the permitted time period, the Company has determined to seek stockholder approval to extend the date by which it has to complete a business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from July 29, 2017 to January 29, 2018, and our Board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from July 29, 2017 to January 29, 2018, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for the special meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

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Q. Why should I vote “FOR” the Extension Amendment Proposal?

A.

Our Board believes stockholders should have an opportunity to evaluate an initial business combination, if the Company is able to successfully negotiate and enter into a definitive agreement with respect to such a transaction. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from July 29, 2017 to January 29, 2018, and our Board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from July 29, 2017 to January 29, 2018, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal. The Extension would give the Company the opportunity to complete a business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Our charter requires the affirmative vote of the holders of at least 90% of all then outstanding shares of common stock to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond July 29, 2017, except in connection with, and effective upon consummation of, a business combination. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. We believe that these charter provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with our charter and IPO prospectus.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q. Why should I vote “FOR” the Trust Amendment Proposal?

A.

As discussed above, our Board believes that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and we are not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any initial business combination we propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Trust Amendment Proposal.

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Q. Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q. When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A.

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Q. How do the Company insiders intend to vote their shares?

A.

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and, to the extent they hold public shares, the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own 69.5% of our issued and outstanding shares of common stock, including all of the Founder Shares and the Placement Shares.

Q. What vote is required to adopt the Extension Amendment Proposal?

A.

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 90% of our outstanding common stock on the record date. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q. What vote is required to approve the Trust Amendment Proposal?

A.

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least 90% of our outstanding common stock on the record date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Q. What vote is required to adopt the Adjournment Proposal?	A. The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Q. What if I don’t want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A.

If you do not want the Extension Amendment Proposal or Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. You will be entitled to redeem your shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” each of the Extension Amendment Proposal and the Trust Amendment Proposal and elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and the Trust Amendment. If you abstain from voting on the Extension Amendment Proposal or the Trust Amendment Proposal, then you will not be eligible to redeem your shares. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

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Q. What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A.

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by July 29, 2017, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Placement Shares.

Q. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.

We are continuing our efforts to execute a definitive agreement for a business combination with one or more targets.

If the Company executes such an agreement, we will seek to complete the business combination, which will involve:

● completing proxy materials;

● establishing a meeting date and record date for considering a proposed business combination, and distributing proxy materials to stockholders; and

● holding a special meeting to consider such proposed business combination.

We are seeking approval of the Extension Amendment Proposal and the Trust Amendment Proposal because we will not be able to complete all of the tasks listed above prior to July 29, 2017. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we expect to seek stockholder approval of a proposed business combination. If stockholders approve the proposed business combination, we expect to consummate the business combination as soon as possible following such stockholder approval.

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Upon approval by at least 90% of the common stock outstanding as of the record date of the Extension Amendment Proposal and the Trust Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, common stock and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Placement Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Q. What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

A.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a business combination by July 29, 2017, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

Q. What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided we have an effective registration statement under the Securities Act of 1933, as amended, covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

10

Q. Would I still be able to exercise my redemption rights if I vote “AGAINST” the proposed business combination?

A.

Unless you elect to redeem your shares at this time, you will be able to vote on any proposed business combination when it is submitted to stockholders if you are a stockholder on the record date for the special meeting to seek stockholder approval of the business combination. Whether you vote “FOR” or “AGAINST” the proposed business combination, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

Q. How do I change my vote?

A.

You may change your vote by sending a later-dated, signed proxy card to our Chief Executive Officer at 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445 so that it is received by our Chief Executive Officer prior to the Special Meeting or by attending the Special Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Each of the Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least 90% of the outstanding shares as of the record date of our common stock, voting together as a single class.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention with respect to the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal. The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

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Q. What is a quorum requirement?

A.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,281,251 shares of our common stock would be required to achieve a quorum.

Q. Who can vote at the Special Meeting?

A.

Only holders of record of our common stock at the close of business on June 30, 2017 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 6,562,500 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

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Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares, Placement Shares and warrants that may become exercisable in the future and loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of our Sponsor, Directors and Officers”.

Q. Do I have appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?	A. Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under the DGCL.

Q. What do I need to do now?

A.

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How do I vote?

A.

If you are a holder of record of our common stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of common stock?

A.

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must (i) you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, (ii) check the box on the enclosed proxy card to elect redemption, and (iii) prior to 5:00 PM Eastern time on July 25, 2017 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, NY 10004-1561 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

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Q. What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A.

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc., which we refer to as “Advantage Proxy”, to assist in the solicitation of proxies for the Special Meeting. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. We have agreed to pay Advantage Proxy a fee of $5,500 and expenses, for its services in connection with the special meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free: (877) 870-8565 Collect: (206) 870-8565 Email: ksmith@advantageproxy.com.
You may also contact us at:
Tim Richerson JM Global Holding Company 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445 (561) 900-3672

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to finance and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

JM Global Holding Company

We are a blank check company formed in Delaware on April 10, 2015, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 6,562,500 shares of common stock, par value $0.0001 per share, of the Company issued and outstanding, consisting of 5,000,000 shares originally sold as part of the units issued in our IPO, of which 3,000,000 shares are held by our Sponsor, 1,312,500 Founder Shares and 250,000 Placement Shares. In addition, we issued 5,000,000 warrants to purchase common stock (originally sold as part of the units issued in our IPO) as part of our IPO, along with 250,000 warrants issued to our Sponsor in a private placement simultaneously with the consummation of our IPO, which we refer to as the “private placement warrants”. Each warrant entitles its holder to purchase one-half of one share of our common stock at an exercise price of $5.75 per half share, to be exercised only for a whole number of shares of our common stock. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s common stock equals or exceeds $24.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees.

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Net proceeds of $50,000,000 from our IPO and the simultaneous sale of our units in a private placement transaction are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

The amount of proceeds not deposited in the Trust Account was approximately $833,000 at closing of our IPO. In addition, interest income on the funds held in the Trust Account may be released to us for working capital purposes or the payment of taxes or dissolution expenses. As of June 30, 2017, approximately $50,055,000 was in the Trust Account. It is expected approximately $55,000 will be released to us for taxes payable or working capital purposes. The mailing address is Company’s principal executive office is 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445.

Potential Business Combination

We are currently in discussions to complete a business combination that will qualify as an initial business combination under our charter. In the event that the Company enters into a definitive agreement for a business combination prior to the Special Meeting, it will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for the special meeting to consider the business combination, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 29, 2017, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

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The Board believes that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed a business combination, from July 29, 2017 to January 29, 2018, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

The Company’s IPO prospectus and charter provide that the Company has until July 29, 2017 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. While we are currently in discussions regarding business combination opportunities, our Board currently believes that there will not be sufficient time before July 29, 2017 to complete a business combination. Our IPO prospectus and charter provide that the affirmative vote of the holders of at least 90% of all outstanding shares of common stock is required to extend our corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 29, 2017 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal is Not Approved

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or Trust Amendment Proposal is not approved and we have not consummated a business combination by July 29, 2017, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

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There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Placement Shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for the special meeting to consider the business combination, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and Trust Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $50,055,000 that was in the Trust Account as of June 30, 2017 (approximately $55,000 of which is expected to be released to us for taxes payable or working capital purposes). We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, and the Extension is implemented, each public stockholder may seek to redeem his public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

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TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER “FOR” OR “AGAINST” THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on July 25, 2017 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, NY 10004-1561, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on July 25, 2017 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on July 25, 2017 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

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If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of June 30, 2017, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of the Company’s common stock on June 30, 2017 was $9.98.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 25, 2017 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

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U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders —  Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

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Gain or Loss on Sale, Taxable Exchange, or Other Taxable Disposition of Common Stock

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized upon a sale, taxable exchange or other taxable disposition of our common stock as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so disposed of. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, as discussed above, the portion of the purchase price of a unit allocated to a share of common stock or, as discussed below, the U.S. Holder’s initial basis for common stock received upon exercise of a warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to non-U.S. holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

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Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders —  Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

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Taxation of Common Stock Held Through Foreign Accounts

A 30% withholding tax applies with respect to certain payments on, and, after December 31, 2018, gross proceeds from a sale or disposition of, our common stock in each case if paid to a foreign financial institution or a non-financial foreign entity (including, in some cases, when such foreign financial institution or entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any substantial U.S. owners or provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country or future Treasury Regulations may modify these requirements.

Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible implications of such withholding tax.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and the Trust Amendment Proposal.

The Special Meeting

Date, Time and Place.  The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on July 27, 2017 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on June 30, 2017, the record date for the Special Meeting. You will have one vote per proposal for each share of Company common stock you owned at that time. The Company warrants do not carry voting rights.

Votes Required.  Approval of the Extension Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of at least 90% of the Company’s common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 6,562,500 outstanding shares of the Company’s common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal and the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment or the Trust Amendment Proposal. You will be entitled to redeem your shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” each of the Extension Amendment Proposal and the Trust Amendment Proposal and elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. If you abstain from voting on the Extension Amendment Proposal or the Trust Amendment Proposal, then you will not be eligible to redeem your shares. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

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Proxies; Board Solicitation; Proxy Solicitor.  Your proxy is being solicited by the Board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to stockholders at the Special Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free:  (877) 870-8565

Collect:  (206) 870-8565

Email: ksmith@advantageproxy.com

Required Vote

The affirmative vote by holders of at least 90% of the Company’s outstanding common stock is required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem all public shares then outstanding at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses, divided by the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company with respect to their public shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment and the Trust Amendment. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 4,562,500 shares of the Company’s common stock representing approximately 69.5% of the Company’s issued and outstanding common stock.

In addition, our Sponsor and the Company’s directors, executive officers and their affiliates may choose to buy shares of the Company public common stock in the open market and/or through negotiated private purchases. None of our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account.

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Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor holds Founder Shares and private placement units that would expire worthless if a business combination is not consummated;

●	the fact that as of June 30, 2017, we owed $140,500 to an executive officer which will not be repaid if a business combination is not consummated;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, Qi (Jacky) Zhang, the Chairman of our Board has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our IPO prospectus and charter provided that the Company has until July 29, 2017 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. While we are currently in discussions regarding business combination opportunities, our Board currently believes that there will not be sufficient time before July 29, 2017 to complete a business combination. Our IPO prospectus and charter provide that the affirmative vote of the holders of at least 90% of all outstanding shares of common stock is required to extend our corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 29, 2017 to the Extended Date.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

26

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its business combination before July 29, 2017, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and amounts released to us for working capital purposes), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond July 29, 2017.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Vote required for approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

27

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of June 30, 2017 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

As of the record date, there were a total of 6,562,500 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock

Zhong Hui Holding Limited (our sponsor)(2)	4,496,500	68.5%
Qi (Jacky) Zhang(2)	4,496,500	68.5%
Tim Richerson	30,000	*
Peter Nathanial	30,000	*
Dr. Kurt Jetta	3,000	*
Dongliang Qu	3,000	*
Arthur B. Drogue	0	*
Xiaoguang Liu	0	*
All directors and executive officers as a group (7 individuals)	4,562,500	69.5%

*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445.

(2)	These shares represent (i) the Founder Shares held by our Sponsor, (ii) the Placement Shares included in the units purchased by our Sponsor in a private placement that occurred simultaneously with our IPO; and 3,000,000 shares included in 3,000,000 units purchased by our Sponsor in our IPO. Mr. Zhang owns 100% of our Sponsor, Zhong Hui Holding Limited.

The table above does not include the shares of common stock underlying the private placement warrants and public warrants held by our Sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

28

STOCKHOLDER PROPOSALS

If the Extension Amendment and Trust Amendment proposals are approved, our 2017 annual meeting of stockholders will likely be held no later than December 31, 2017. If you are a stockholder and you want to include a proposal in the proxy statement for the 2017 annual meeting, you need to provide it to us by no later than approximately July 27, 2017. You should direct any proposals to our Chief Executive Officer at our principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2017 annual meeting, under our bylaws, you must deliver notice of a nomination or proposal to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

Accordingly, for our 2017 annual meeting, assuming the meeting is held on or about December 20, 2017, notice of a nomination or proposal must be delivered to us no later than September 20, 2017 and no earlier than August 21, 2017. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment and Trust Amendment proposals are not approved and the Company fails to complete a qualifying business combination on or before July 29, 2017, there will be no annual meeting in 2017.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

29

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free:  (877) 870-8565

Collect:  (206) 870-8565

Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Tim Richerson
JM Global Holding Company

1615 South Congress Avenue

Suite 103

Delray Beach, Florida 33445
(561) 900-3672

If you are a stockholder of the Company and would like to request documents, please do so by July 20, 2017, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

30

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
JM GLOBAL HOLDING COMPANY

1.	The undersigned, being a duly authorized officer of JM GLOBAL HOLDING COMPANY (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.	The name of the Corporation is JM GLOBAL HOLDING COMPANY

3.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 10, 2015, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 23, 2015.

4.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 90% of the stock outstanding as of the record date in accordance with the provisions of Section 242 the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Section 9.02(d) of Article IX is hereby amended and restated to read in full as follows:

(d) If the Corporation has not consummated a Business Combination by January 29, 2018, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to funds being lawfully available therefor, redeem the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Corporation for working capital purposes, the payment of taxes or dissolution expenses, by (B) the total number of then outstanding Offering Shares, which redemption will extinguish rights of the Public Stockholders as stockholders of the Corporation with respect to their Offering Shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

7.	The text of Section 9.07 of Article IX is hereby amended and restated to read in full as follows:

Section 9.07 Additional Redemption Rights.  If, in accordance with Section 9.01(a), any amendment is made to Section 9.02(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated a Business Combination by January 29, 2018, the Corporation shall offer to redeem the Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the approval of such amendment, including any amounts representing interest earned on the Trust Account, less any interest previously released to, or reserved for use by, the Corporation for the payment of taxes or working capital expenses, by (ii) the total number of then outstanding Offering Shares; provided, however, that any such redemption shall be subject to the Redemption Limitation.

8.	IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [ ] day of July, 2017.

Name:

Title:

A-1

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST
AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of July [    ], 2017, by and between JM Global Holding Company, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on July 23, 2015, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant, each warrant entitling the holder thereof to purchase one-half of one share of Common Stock;

WHEREAS, the Company entered into an Underwriting Agreement with Cantor Fitzgerald & Co. (the “Underwriting Agreement”);

WHEREAS, $50,000,000 of the gross proceeds of the Offering and sale of the Private Placement Units (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of July 23, 2015 by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Company must complete a business combination from July, 29, 2017 to January 29, 2018 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from July, 29, 2017 to January 29, 2018 (the “Trust Amendment”);

WHEREAS, holders of at least ninety percent (90%) of the Company’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment of Trust Agreement.

1.1.	Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B , as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest previously released to, or reserved for use by, the Company as provided in this Agreement for working capital purposes or to pay taxes or dissolution expenses, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon January 29, 2018 (“Termination Date”), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest previously released to, or reserved for use by, the Company as provided in this Agreement for working capital requirements or to pay taxes or dissolution expenses, shall be distributed to the Public Stockholders of record as of such date. The Trustee agrees to serve as the paying agent of record (“Paying Agent”) with respect to any distribution of Property that is to be made to the Public Stockholders and, in its separate capacity as Paying Agent, agrees to distribute such Property directly to the Company’s Public Stockholders in accordance with the terms of this Agreement and the Company’s Certificate of Incorporation in effect at the time of such distribution;”

1.2.	A new Section 1(k) is hereby added to the Original Agreement as follows:

“(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to be used to redeem shares of Common Stock from Public Stockholders in the event that the Company’s stockholders approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time period in which the Company must complete its initial Business Combination or liquidate the Trust Account. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request.”

B-1

1.3.	A new Exhibit D is hereby added to the Original Agreement as follows:

“EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor

New York, NY 10004-1561
Attn: Steven G. Nelson or Fran Wolf

Re: Trust Account No. Stockholder Redemption Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between JM Global Holding Company, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (“Trustee”), dated as of July 23, 2015 (as amended from time to time, “Trust Agreement”), the Company hereby requests that you deliver to the Company $     of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its public stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

JM Global Holding Company

By:
Name: Tim Richerson
Title: Chief Executive Officer

cc: [ _________], Cantor Fitzgerald & Co.

2.	Miscellaneous Provisions.

2.1.	Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.	Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

2.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.	Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

JM Global Holding Company

By:
Name:
Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

B-3

JM GLOBAL HOLDING COMPANY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

JULY 27, 2017

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated July 3, 2017, in connection with the Special Meeting of stockholders to be held at 10:00 a.m. Eastern Time on July 27, 2017 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Tim Richerson, the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the common stock of JM Global Holding Company (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 CONSTITUTING THE EXTENSION AMENDMENT, THE TRUST AMENDMENT, AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on July 27, 2017:

This notice of meeting and the accompanying Proxy Statement are available at
http://www.cstproxy.com/jmglobalholdingcompany/sm2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.	Please mark votes as indicated in this example	☒

Proposal 1 – Extension of Corporate Life	FOR	AGAINST	ABSTAIN
Amend the Company's amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from July 29, 2017 to January 29, 2018.	☐	☐	☐

Proposal 2 – Extension of Trust Agreement	FOR	AGAINST	ABSTAIN
Amend the Investment Management Trust Agreement, dated July 23, 2015, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company's initial public offering if the Company has not completed a business combination from July 29, 2017 to January 29, 2018 and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal.	☐	☐	☐

Proposal 3 – Adjournment	FOR	AGAINST	ABSTAIN
Adjourn the Special Meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.	☐	☐	☐

You may exercise your redemption rights by marking the “Exercise Redemption Rights” box below. If you exercise your redemption rights, then you will be exchanging your public shares of the common stock of the Company for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR STOCK CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY'S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTION RIGHTS ☐

Date: _______________________________________, 2017

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.